Subsequent events	12 Months Ended
Dec. 31, 2018
Subsequent Events [Abstract]
Subsequent Events [Text Block]
27. Subsequent events

On January 31, 2019, the Partnership drew $320 million under the commercial term loans and the export credit tranches on the $385 million facility to settle $303.2 million and $1.6 million of the outstanding balance and accrued interest, respectively, on the Gallant/Grace facility and used proceeds of $5.5 million to pay arrangement fees due under the $385 million facility. The remaining proceeds of $9.6 million are expected to be used for general partnership purposes. The Partnership terminated the existing interest rate swaps related to the Gallant/Grace facility on January 31, 2019. The revolving credit facility under the $385 million facility has not yet been drawn.

In February 2019, the Partnership entered into interest rate swaps related to the $385 million facility with a nominal amount of $127.7 million for which the Partnership will make fixed payments of 2.650% and 2.735% based on nominal amount of $63.8 million for each. The export credit tranches have a fixed interest rate and therefore no interest rate swaps are required.

On February 14, 2019, the Partnership paid a cash distribution of $15.0 million, or $0.44 per common and subordinated unit, with respect to the fourth quarter of 2018, equivalent to $1.76 per unit on an annual basis.

On February 15, 2019, the Partnership paid a cash distribution of $3.4 million, or $0.546875 per Series A preferred unit, for the period commencing on November 15, 2018 to February 14, 2019.